UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2023

AVALON GLOBOCARE CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38728	47-1685128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Route 9 South, Suite 3100 Freehold, New Jersey	07728
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 780-4400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALBT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 5, 2023, Avalon GloboCare Corp. (the “Company”) issued a press release announcing that the United States Patent and Trademark Office (the “USPTO”) issued a Notice of Publication for U.S. Patent No. 11,555,060 titled “QTY Fc Fusion Water Soluble Receptor Proteins.” A copy of the press release is attached hereto as Exhibit 99.1.

The information set forth in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01 Other Events.

On September 5, 2023, the Company issued a press release announcing that the USPTO issued a Notice of Publication for U.S. Patent No. 11,555,060 titled “QTY Fc Fusion Water Soluble Receptor Proteins.” The publication may be accessed through the USPTO’s publicly available Searchable Databases at www.uspto.gov.

The patent covers the composition of matter and methodology for multiple novel QTY-Code (as defined below) modified cytokine and chemokine protein receptor molecules and was jointly filed with Dr. Shuguang Zhang of the Massachusetts Institute of Technology. The “QTY Code” is a breakthrough technology that can turn difficult to work with water-insoluble transmembrane receptor proteins into water-soluble proteins, greatly enhancing the solubility of designer peptides and proteins, therefore potentially expanding the repertoire of selected therapeutic targets against cancers and other diseases. The resulting soluble, antibody-like cytokine/chemokine decoy receptors derived using the QTY protein design, have many potential applications, including, among others, mitigation of the “cytokine storm” associated with COVID-19 and cellular immunotherapy delivery, as well as broadening the range of therapeutic targets addressable by CAR T-cell therapies.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description.

99.1	Press Release issued by Avalon GloboCare Corp., dated September 5, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON GLOBOCARE CORP.

Dated: September 5, 2023	By:	/s/ Luisa Ingargiola
	Name: Title:	Luisa Ingargiola Chief Financial Officer

2